Exhibit 99.1

Deloitte & Touche LLP 200 Renaissance Center Suite 3900 Detroit, MI 48243-1300 USA Tel: +1 313 396 3000 Fax: +1 313 396 3618 www.deloitte.com

Ally Financial Inc.

Ally Detroit Center

500 Woodward Ave.

Detroit, Michigan 48226

Ally Bank (a wholly-owned subsidiary of Ally Financial Inc.)

200 West Civic Center Drive

Sandy, Utah 84070

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below, which were agreed to by Ally Financial Inc. (“AFI”) and Ally Bank, a wholly owned subsidiary of AFI (collectively, “the Company”) solely to assist the Company with respect to its evaluation of certain information as of June 30, 2021, relating to wholesale automotive finance receivables and wholesale automotive dealer accounts (the “Reviewed Document Packages”) which the Company has evaluated during its periodic pool review of the assets included within the Ally Master Owner Trust. The Company is responsible for the information set forth in the Reviewed Document Packages.

The Company has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information set forth in the Initial Data File. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

Representatives of the Company provided us with computer-generated automobile loan data files and related record layout containing, as represented to us by the Company, data as of the close of business June 30, 2021, with respect to wholesale automobile finance receivables (the “Data Tapes”). At the Company’s instruction, we randomly selected (i) 184 wholesale automobile finance receivables (the “Selected Receivables”), and using the list of dealer accounts associated with the Selected Receivables, (ii) 25 wholesale automotive dealer accounts (“Selected Dealer Accounts”) from the Data Tapes and performed certain comparisons and recomputations for each of the Selected Receivables relating to the wholesale automobile finance receivable characteristics (the “Characteristics”) set forth on the Data Tapes and indicated below.

As indicated below, certain procedures were applied to electronic copies of data from the Company’s system pertaining to the pools of receivables as of June 30, 2021 (the “Receivables Data Tape”), using electronic copies for each Selected Receivable (as defined below) of the (i) vehicle transmission data files, (ii) Cash Transaction Audit Report, (iii) W/S Collateral History screen prints from the servicing system, (iv) W/S Units Outstanding Details screen prints from the servicing system, or (v) evidence of wire transfer (each, as applicable, a “Funding Document”) all provided by employees of AFI. Other procedures were applied using electronic copies of Wholesale Billing Statements, obtained from AFI’s loan origination storage system. Additional procedures were applied using data shown in, or derived from, electronic copies of the Wholesale Master Files from the servicing system (the “Wholesale Master Files”) provided by employees of AFI.

Separate procedures were applied to electronic copies of data from the Company’s system pertaining to the pools of receivables as of June 30, 2021 (the “Dealer Accounts Data Tape”), using electronic copies, for each selected Dealer Account (as defined below), of the (i) Wholesale Security Agreement, (ii) GMAC Master Wholesale Agreement, (iii) Inventory Financing and Security Agreement, (iv) General Security Agreement, (v) Notification of Approved Credit Lines, (vi) Confirmation of Inventory Financing Credit Line (each, as applicable, a “Dealer File”) obtained from AFI’s loan origination storage system, or (vii) screen prints from Client Summary per Credit Analysis and Risk/Return System (“CARRS Client Summary”).

We have performed the following procedures as of June 30, 2021, as indicated below:

1.

Based on a methodology determined by AFI, randomly selected (i) 184 wholesale automotive finance receivables (the “Selected Receivables”) and, using the list of dealer accounts associated with the Selected Receivables, (ii) 25 wholesale automotive dealer accounts (“Selected Dealer Accounts”).

2.

For each of the Selected Receivables, compared the 17 digit vehicle identification number per the Receivables Data Tape and compared the initial funding amount per the Wholesale Master Files to the corresponding information per the applicable Funding Document, and found them to be in agreement.

3.

For each of the Selected Receivables, compared the designation (New/Used) per the Receivables Data Tape to the corresponding designation in the applicable Funding Document, and found them to be in agreement.

4.

For each of the Selected Receivables, compared the total finance charges due with the amounts greater than zero per the Receivables Data Tape to the Wholesale Billing Statement, and found them to be in agreement.

5.	For each of the Selected Receivables, calculated the current principal balance per the Wholesale Master Files and compared the amount to the Receivables Data Tape, and found them to be in agreement.

6.	For each of the Selected Receivables, compared the interest date per the Receivables Data Tape to the corresponding date per the applicable Funding Document, and found them to be in agreement.

7.	For each of the Selected Receivables, compared the make per the Receivables Data Tape to the make listed in the Wholesale Master Files, and found them to be in agreement.

8.	For each of the Selected Receivables, compared the loss amount per the Receivables Data Tape to the Wholesale Master Files, and found them to be in agreement.

9.

For each of the Selected Dealer Accounts, compared the dealer credit rating (S, L, P or N) per the Dealer Accounts Data Tape to a derived credit rating using a methodology provided by management, and found them to be in agreement.

10.	For each of the Selected Dealer Accounts, compared the state per the Dealer Accounts Data Tape to the corresponding information per the Dealer File, and found them to be in agreement.

11.

For each of the Selected Dealer Accounts, compared the manufacturer affiliation per the Dealer Accounts Data Tape to a schedule provided by management using a methodology provided by management, and found them to be in agreement.

The automobile loan documents described above, including any information obtained from the indicated systems, and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Reviewed Documents Package.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Reviewed Documents Package and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Reviewed Documents Package Information. In addition, we make no representations as to whether the Reviewed Documents Package Information are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Selected Receivables.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Initial Data File were found to be in agreement with the above-mentioned Loan Documents.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the assets underlying any of the Initial Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the assets or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events or circumstances that occur subsequent to the date of this report.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the Initial Data File. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of the Company and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

July 30, 2021